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                                                                    Exhibit 23.1

                         Consent of Independent Auditors


      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 2003, in the Registration Statement (Form S-1 Amendment No. 4 No. 333-108781) and related Prospectus of Eyetech Pharmaceuticals, Inc. dated December 17, 2003.


                                                           /s/ Ernst & Young LLP

MetroPark, New Jersey
December 15, 2003